SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549

                                 FORM 8-K



                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


             Date of Report (Date of earliest event reported):
                             December 22, 1997


                        Specialty Foods Corporation
          (Exact name of registrant as specified in its charter)


               State of Delaware                 75-2488181
           (State or other jurisdiction       (I.R.S. Employer
           of incorporation or organization)  Identification No.)


            520 Lake Cook Road, Suite 550, Deerfield, IL 60015
           (Address of principal executive offices)   (Zip Code)

     Registrant's telephone number, including area code (847) 405-5300



ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

DESCRIPTION OF SALE AND RELATED FINANCING TRANSACTIONS

On December 5, 1997, pursuant to a Stock Purchase Agreement dated as of November 7, 1997, Specialty Foods Corporation (the "Company"), a wholly owned subsidiary of Specialty Foods Acquisition Corporation, sold all of the issued and outstanding shares of Stella Holdings, Inc., a wholly-owned subsidiary of the Company ("Stella") engaged in the production and sale of specialty and Italian cheeses, to Saputo Group Inc. and its wholly-owned subsidiary, Saputo Acquisition, Inc. (together, "Buyer"), for an aggregate cash purchase price of approximately $405,000,000.

Prior to completing the sale of Stella, the Company was required to obtain consents to the transaction under the terms of its Term Loan and Revolving Credit Facilities and Accounts Receivable Securitization Facility
(collectively, the "Senior Facilities"). Set forth below is a brief description of the terms of each of these consents.

The Company obtained the consent of its Term Loan and Revolving Credit lenders in the form of the Fifth Amendment to the Term Loan and Revolving Credit Agreements. Pursuant to the Fifth Amendment, the lenders temporarily waived certain prepayment and commitment reduction requirements set forth in the Term Loan and Revolving Credit Agreements. These temporary waivers are effective from the date of the Stella sale (December 5, 1997) to March 31, 1998 (the "Waiver Period"). As part of this amendment, the Company has established a cash collateral account in an amount equal to one hundred percent of the Term Loan obligations ($173,750,000) and letter of credit obligations under its Revolving Credit Agreement ($6,341,000). Additionally, the Company has agreed to reduce the outstanding borrowings under the Revolving Credit Agreement to zero and has agreed not to request any borrowings during the Waiver Period.

The Company and its wholly-owned subsidiary Specialty Foods Finance Corporation ("SFFC") obtained the necessary consents from the control parties for the Accounts Receivable Securitization Facility to terminate Stella as a seller under the Facility. Additionally, the Company and SFFC agreed with the control parties to: (a) provide an optional termination of the Accounts Receivable Securitization Facility as of March 31, 1998; (b) terminate the 1997-1 Variable Funding Certificate, which provided the Company additional accounts receivable funding capacity beyond the $95 million previously available; and (c) reduce the amount of the Accounts Receivable Securitization Facility from $95 million to approximately $50 million.

The Company is currently reviewing its options related to the repayment or refinancing of amounts outstanding under the Senior Facilities. The Company currently expects to complete any such refinancing transactions not later than March 31, 1998. The Company plans to use proceeds from the Stella sale to repay any amounts outstanding under the Senior Facilities which it has not refinanced by March 31, 1998. At this time, the Company does not plan to utilize any of the proceeds from the sale of Stella to make an offer to repurchase any of its 11 1/8% Senior Notes, 10 1/4% Senior Notes or 11 1/4% Senior Subordinated Notes. Given the preliminary nature of the Company's refinancing efforts, there can be no assurances that the Company will succeed in its efforts to refinance all or a portion of the amounts outstanding under the Senior Facilities.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

   (a) Financial statements of business acquired.

       Not applicable.

   (b) Pro Forma financial information.

       Pro forma financial information reflecting the disposition of the Company's cheese operations, as described above in Item 2.

   (c) Exhibits

       10.82* Stock Purchase Agreement dated as of November 7, 1997 by and among Specialty Foods Corporation (Seller), Saputo Group Inc. (Parent) and its wholly-owned subsidiary Saputo Acquisition, Inc. (together, Buyer).

       10.83* Fifth Amendment, Consent and Waiver to the Term Loan and Revolving Credit Agreements dated as of December 3, 1997 among the Company, certain of its subsidiaries, certain lenders and The Chase Manhattan Bank, as Administrative Agent.

       10.84* Amendment No. 4 to the Amended and Restated Receivables Sale Agreement among Specialty Foods Finance Corporation ("SFFC"), the Company, as master servicer and its wholly-owned subsidiaries named therein.

       10.85* Amendment No. 4 to the SFC Master Trust Pooling Agreement among SFFC, the Company, as master servicer, and The Chase Manhattan Bank, as trustee.



SPECIALTY FOODS CORPORATION
Introduction to Pro Forma Condensed Consolidated Financial Information


As described in Item 2, on December 5, 1997, the Company completed the sale of Stella Holdings, Inc.

The following unaudited pro forma financial statements reflect the impact of the transaction on the historical statements of operations for the year ended December 31, 1996 and the nine-month period ended September 30, 1997, as well as the balance sheet as of September 30, 1997. For purposes of reporting pro forma results of operations, it is assumed the business was sold on January 1, 1996. For purposes of reporting the pro forma balance sheet, it is assumed the business was sold on September 30, 1997. Although the Company is considering both debt reductions and acquisitions with the proceeds from the Stella sale, the only use of Stella sale proceeds reflected in the pro forma financial statements is the elimination of revolver borrowings. The pro forma financial information is not intended to reflect the results of operations or financial position of the Company which actually would have resulted had the sale occurred on the assumed dates.

The pro forma financial information should be read in conjunction with the accompanying notes which follow and the historical financial statements of the Company included in its Annual Report on Form 10-K for the year ended December 31, 1996 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 1997.


                        SPECIALTY FOODS CORPORATION
         Pro Forma Condensed Consolidated Statement of Operations
                   For the year ended December 31, 1996
                   (In thousands, except per share data)
                                (Unaudited)


                                  Historical      Pro Forma           SFC
                                    SFC(1)      Adjustments(2)    Pro Forma(4)
                                 -----------    --------------    ------------
 Net sales                       $ 1,622,270     $ (770,917)       $  851,353
 Cost of sales                     1,184,232       (681,772)          502,460
                                   ---------       --------          --------
     Gross profit                    438,038        (89,145)          348,893

 Operating expenses:
  Selling, general and
   administrative expenses           382,024        (73,332)          308,692
  Amortization of intangibles         12,886         (5,331)            7,555
  Restructuring charges               28,300        (18,600)            9,700
  Goodwill write-down                355,664       (152,360)          203,304
                                   ---------       --------          --------
     Total operating expenses        778,874       (249,623)          529,251

     Operating loss                 (340,836)       160,478          (180,358)

 Other:
  Interest expense                    94,810         (8,553)(3)        86,257
  Other(income) expense, net          (2,939)        12,764             9,825
                                   ---------       --------          --------
     Loss before income taxes       (432,707)       156,267          (276,440)

 Provision for income taxes            1,201           (234)              967
                                   ---------       --------          --------
     Loss from continuing
      operations                  $ (433,908)     $ 156,501        $ (277,407)
                                   =========       ========          ========

See accompanying notes to pro forma financial statements.



                        SPECIALTY FOODS CORPORATION
         Pro Forma Condensed Consolidated Statement of Operations
               For the nine-months ended September 30, 1997
                   (In thousands, except per share data)
                                (Unaudited)


                                 Historical        Pro Forma         SFC
                                    SFC         Adjustments(2)    Pro Forma(4)
                                -----------     --------------    ------------
 Net sales                       $1,168,910      $ (526,264)        $ 642,646
 Cost of sales                      829,359        (453,733)          375,626
                                  ---------        --------          --------
     Gross profit                   339,551         (72,531)          267,020

 Operating expenses:
   Selling, general and
    administrative expenses         290,068         (50,339)          239,729
   Amortization of intangibles        1,765            (729)            1,036
                                   --------        --------          --------
     Total operating expenses       291,833         (51,068)          240,765

     Operating income                47,718         (21,463)           26,255

 Other:
  Interest expense                   69,300          (4,336)(3)        64,964
  Other expense, net                  8,308          (2,825)            5,483
                                   --------        --------          --------
     Loss before income taxes       (29,890)        (14,302)          (44,192)

 Provision for income taxes             707             (70)              637
                                   --------        --------          --------
     Loss from continuing
       operations                 $ (30,597)      $ (14,232)        $ (44,829)
                                   ========        ========          ========



See accompanying notes to pro forma financial statements.



                        SPECIALTY FOODS CORPORATION
              Pro Forma Condensed Consolidated Balance Sheets
                            September 30, 1997
                              (In thousands)
                                (Unaudited)

                                         SFC         Pro Forma        SFC
            Assets                   Historical    Adjustments(6)   Pro Forma
                                     ----------    --------------   ---------
Current assets:
 Cash - unrestricted                 $   1,179       $  87,524(7)   $  88,703
 Cash - restricted (6)                       -         180,889        180,889
 Accounts receivable, net               36,651         (22,161)        14,490
 Inventories                           125,698         (83,807)        41,891
 Other current assets                   11,750            (146)        11,604
                                      --------        --------       --------
   Total current assets                175,278         162,299        337,577

 Property, plant and equipment, net    280,076        (107,869)       172,207
 Intangible assets, net                 23,574          (3,769)        19,805
 Other noncurrent assets                32,237            (676)        31,561
                                      --------        --------       --------
   Total assets                      $ 511,165       $  49,985      $ 561,150
                                      ========        ========       ========
       Liabilities and Stockholder's Equity
Current liabilities:
 Current maturities of
  long-term debt                     $   3,377       $    (533)     $   2,844
 Accounts payable                      107,912         (40,651)        67,261
 Accrued expenses                       75,776         (10,257)        65,519
                                      --------        --------       --------
   Total current liabilities           187,065         (51,441)       135,624

 Long-term debt                        812,874         (58,095)(8)    754,779
 Due to Specialty Foods
  Acquisition Corporation                7,688               -          7,688
 Other noncurrent liabilities           37,248          (3,474)        33,774
                                      --------        --------       --------
   Total liabilities                 1,044,875        (113,010)       931,865

 Stockholder's equity                 (533,710)        162,995(9)    (370,715)
                                      --------        --------       --------
   Total liabilities and
    stockholder's equity             $ 511,165       $  49,985      $ 561,150
                                       ========        ========       ========



See accompanying notes to pro forma financial statements.



                        SPECIALTY FOODS CORPORATION
                  Notes to Pro Forma Financial Statements

                               (In thousands)



(1) Excludes historical financial data related to a restaurant and institutional bakery discontinued in 1997.

(2) The pro forma statements of operations assume the divestiture took place on January 1, 1996. Adjustments relate solely to the elimination of the divested business except as noted for the elimination of certain interest expense. Although the Company is considering both debt reductions and acquisitions with the proceeds from the Stella sale, the only use of Stella sale proceeds assumed in the pro forma Statement of Operations is the repayment of borrowings under the Company's Revolving Credit Facility and the reduction of the related interest expense. Actual application of Stella proceeds will likely vary.

(3) Eliminates interest expense related to: (a) Stella debt assumed by buyer; and (b) borrowings under the Revolving Credit Facility, which have been repaid. Pursuant to guidance provided by the staff of the Securities and Exchange Commission, no interest income is assumed on post closing cash balances.

(4) Pro forma operating results exclude the gain on the divestiture of Stella.

(5) Restricted cash relates to cash collateralizing all obligations under the Company's Term Loan Facility ($174,000) and letters of credit issued pursuant to the Company's Revolving Credit Facility ($6,889) as if the sale had occurred on September 30, 1997.

(6) The pro forma adjustments assume that the divestiture took place on September 30, 1997. The adjustments reflect the receipt of proceeds and the elimination of assets transferred to and liabilities assumed by the buyer, except as otherwise noted.

(7) Represents sales price net of expenses and obligations paid at closing as follows: Selling price ($405,000), repurchase of off-balance sheet accounts receivable from the Accounts Receivable Securitization Facility ($47,138), lease repurchase ($22,289), paydown of amounts outstanding under the Company's Revolving Credit Facility ($55,400), other costs and transaction fees ($11,760), and restricted cash (see footnote 6 above).

(8) Includes repayment of outstanding borrowings under the Company's Revolving Credit Facility ($55,400).

(9)  Represents the gain on sale as if the sale had occurred on September
     30, 1997.



                                 SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                        SPECIALTY FOODS CORPORATION
                               (Registrant)


               By:    /s/  Robert L. Fishbune
                      Robert L. Fishbune
                      Vice President and Chief
                       Financial Officer


                    Date:  December 22, 1997